This prospectus sets forth concisely the information about Scudder Development Fund, a series of Scudder Securities Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information dated November 1, 1995, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.


67-2-115
SFD67PR1
MIS67P




Scudder
Development
Fund


Prospectus
November 1, 1995






A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in securities of emerging growth companies

Expense information

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Development Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)                NONE
     Commissions to reinvest dividends                                NONE
     Redemption fees                                                  NONE*
     Fees to exchange shares                                          NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets, for the fiscal year ended June 30, 1995.

     Investment management fee                                        0.99%
     12b-1 fees                                                       NONE
     Other expenses                                                   0.33%
                                                                      ----
     Total Fund operating expenses                                    1.32%
                                                                      ====

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

     1 Year         3 Years        5 Years        10 Years
     ------         -------        -------        --------
      $13            $42             $72            $159

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

Financial highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                        Years Ended June 30, (a)
                            -------------------------------------------------------------------------------------------------------
                            1995(b)   1994(b)   1993(b)     1992(b)     1991(b)    1990(b)    1989(b)     1988     1987     1986(b)
                            -------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period................    $27.58    $ 34.58    $29.92     $27.33      $26.25     $22.54     $22.00     $25.39    $25.12    $20.41
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Income from investment
  operations:
  Net investment loss...      (.31)      (.30)     (.27)      (.23)       (.10)      (.08)      (.10)      (.08)     (.07)     (.01)
  Net realized
    and unrealized
    gain (loss) on
    investment
    transactions........     12.20      (3.63)     6.63       3.78        2.41       6.07       1.06      (1.41)     1.67      5.81
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------

Total from
  investment
  operations............     11.89      (3.93)     6.36       3.55        2.31       5.99        .96      (1.49)     1.60      5.80
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------

Less distributions:
  From net investment
    income..............        --         --        --         --          --         --         --         --        --      (.17)
  From net realized
    gains on investment
    transactions........     (2.12)     (3.07)    (1.70)      (.96)      (1.23)     (2.28)      (.42)     (1.90)    (1.33)     (.92)
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Total distributions          (2.12)     (3.07)    (1.70)      (.96)      (1.23)     (2.28)      (.42)     (1.90)    (1.33)    (1.09)
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Net asset value,
  end of period.........    $37.35    $ 27.58    $34.58     $29.92      $27.33     $26.25     $22.54     $22.00    $25.39    $25.12
                            ======    =======    ======     ======      ======     ======     ======     ======    ======    ======
TOTAL RETURN (%)........     45.41     (12.91)    22.28      12.83       10.32      28.50       4.66      (5.35)     7.51     29.92
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
  of period
  ($ millions)..........       727        546       821        700         476        361        275        356       387       359
Ratio of operating
  expenses to
  average
  net assets (%)........      1.32       1.27      1.30       1.30        1.29       1.34       1.32       1.30      1.27      1.25
Ratio of net
  investment
  loss to average
  net assets (%)........     (1.01)      (.91)     (.83)      (.70)       (.40)      (.35)      (.47)      (.44)     (.33)     (.03)
Portfolio turnover
  rate (%)..............      41.6       48.3      49.2       53.5        70.8       40.1       32.0       39.2      23.5      29.4

(a)   All per share and share outstanding amounts through 1986 have been restated to reflect the November 17, 1986, 200% stock dividend.

(b)   Per share amounts have been calculated using the weighted average shares outstanding during the period method.

A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $90 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.


                                                  /s/Daniel Pierce
Scudder Development Fund

     Investment objective

     *    long-term growth of capital

     Investment characteristics

     * a professionally managed portfolio consisting primarily of securities of emerging growth companies

     * potential for above-average long-term growth of capital in return for above-average risk

     *    daily liquidity at current net asset value


Contents

Investment objective and policies .........................................    5
Why invest in the Fund? ...................................................    5
Additional information about policies
   and investments ........................................................    6
Distribution and performance information ..................................    8
Fund organization .........................................................    9
Purchases .................................................................   10
Exchanges and redemptions .................................................   11
Transaction information ...................................................   12
Shareholder benefits ......................................................   15
Trustees and Officers .....................................................   18
Investment products and services ..........................................   19
How to contact Scudder ............................................   Back cover

Investment objective and policies

Above-average long-term capital growth

Scudder Development Fund (the "Fund"), a diversified series of Scudder Securities Trust, seeks long-term growth of capital by investing primarily in securities of emerging growth companies. The Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund generally invests in equity securities, including common stocks and convertible securities, of relatively small or little-known companies, commonly referred to as emerging growth companies, that the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser") believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

To help reduce risk, the Fund allocates its investments among many companies and different industries. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

For temporary defensive purposes the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such cases, the Fund may hold cash, high quality debt securities without equity features, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's Investors Service, Inc. or Standard & Poor's, or, if unrated, are deemed by the Adviser to be of equivalent quality.

In addition, the Fund may invest in preferred stocks when management anticipates that the capital appreciation is likely to equal or exceed that of common stocks over a selected time.


The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and broker/dealers which are recognized as reporting government securities dealers. In addition, the Fund may engage in strategic transactions. More information about these investment techniques is provided under "Additional information about policies and investments."



Why invest in the Fund?

Scudder Development Fund offers participation in the potential growth of small companies with favorable long-term prospects. It also offers the benefits of professional management of investments in many rapidly changing sectors of the economy. Examples include new retailing concepts, the U.S. transition to a more service based economy and advances in health care, communications and technology. In return for accepting above-average risk, investors gain access to a large, diversified portfolio designed for above-average capital appreciation compared to that available from larger companies such as those in the Standard & Poor's 500 Stock Index.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.


Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.


In addition, as a matter of nonfundamental policy, the Fund may not invest more than 10% of its total assets, in the aggregate, in securities which are not readily marketable, restricted securities and repurchase agreements maturing in more than seven days. The Fund may not invest more than 5% of its net assets in warrants. A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.


Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Foreign securities

While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. The Fund may invest in foreign securities when the anticipated performance of the foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

Risk factors


The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.


Investing in emerging growth companies. The investment risk associated with emerging growth companies is higher than that normally associated with larger, older companies due to the greater business risks of small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.


Illiquid investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.


Foreign securities. Investments in foreign securities involve special considerations, due to limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to domestic markets and the likely impact of foreign taxes on the income from securities. They may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.


Distribution and performance information

Dividends and capital gains distributions


The Fund intends to distribute any dividends from net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of federal excise tax. An additional distribution may be made within three months of the Fund's fiscal year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.


Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.


The Fund sends detailed tax information to shareholders about the amount and type of its distributions by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


Fund organization


Scudder Development Fund is a diversified series of Scudder Securities Trust (the "Trust"), formerly known as Scudder Development Fund, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust in October 1985 and on December 31, 1985 assumed the business of its predecessor. Its predecessor was organized as a Delaware corporation in February 1970.

The Fund's activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.


Investment adviser


The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage its daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.


For the fiscal year ended June 30, 1995, the Adviser received an investment management fee of 0.99% of the Fund's average daily net assets.


The fee is graduated so that increases in the Fund's net assets may result in a lower fee and decreases in the Fund's net assets may result in a higher fee.


(Continued on page 12)

Purchases
 Opening             Minimum initial investment: $1,000; IRAs $500
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."                                 by regular mail to:       or          by express, registered,
                                                                                       or certified mail to:

                                                 The Scudder Funds                     Scudder Shareholder
                                                 P.O. Box 2291                         Services Center
                                                 Boston, MA                            42 Longwater Drive
                                                 02107-2291                            Norwell, MA
                                                                                       02061-1612

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete Fund name, to
 Scudder Funds."                             the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares-- By wire following these tables for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional investment in your
                                             Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone         You may purchase additional shares in an amount of $10,000 or more.
                                             Please call 1-800-225-5163 for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis through automatic
                        Investment Plan      deductions from your bank checking account. Please call 1-800-225-5163
                        ($50 minimum)        for more information and an enrollment form.


                                                            10

Exchanges and redemptions

 Exchanging        Minimum investments: $1,000 to establish a new account; $100 to exchange among existing accounts shares
                   o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into; and
                                        -   your signature(s) as it appears on your account and a daytime telephone number.

                                      Send your instructions
                                      by regular mail to:    or     by express, registered,    or    by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder              1-800-821-6234
                                      P.O. Box 2291                 Services Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612
 -----------------------------------------------------------------------------------------------------------------------
 Redeeming shares  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $50,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                        -   the name of the Fund and account number you are redeeming from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to redeem; and
                                        -   your signature(s) as it appears on your account and a daytime telephone number.

                                      A signature guarantee is required for redemptions over $50,000. See Transaction information--Redeeming shares following these tables.

                   o By Automatic     You may arrange to receive automatic cash payments periodically. Call
                     Withdrawal       1-800-225-5163 for more information and an enrollment form.
                     Plan

                                                            11

(Continued from page 9)

The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Because of the higher cost of research, this fee is higher than that charged by most funds.

All of the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.


Scudder, Stevens & Clark, Inc. is located at 345 Park Avenue, New York, New
York.


Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a wholly-owned subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a wholly-owned subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.


Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent in Boston receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent in Boston. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

--   the name of the fund in which the money is to be invested,
--   the account number of the fund, and
--   the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts.

Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions


Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests received in good order by the Fund's transfer agent in Boston by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Short-term trading

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind


The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.



Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Development Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


Lead Portfolio Manager Roy C. McKay assumed responsibility for the Fund's day-to-day management when he joined Scudder in 1988. Mr. McKay has 29 years of investment experience, with 20 years specializing in small company growth stocks. Peter Chin, who has been with Scudder since 1973, joined Scudder's small company group in 1986 and became a Portfolio Manager of the Fund in 1993. Mr. Chin contributes expertise in manufacturing, service and energy companies.


SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's

Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you At the Helm, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans


Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

     * Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

     * 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

     * Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

     * 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

     * SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

     * Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Trustees and Officers

Daniel Pierce*
    President and Trustee

Paul Bancroft III
    Trustee; Venture Capitalist and Consultant

Thomas J. Devine
    Trustee; Consultant

Douglas M. Loudon*
    Vice President and Trustee


Dr. Wilson Nolen
    Trustee; Consultant


Juris Padegs*
    Trustee


Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business


Robert G. Stone, Jr.
    Trustee; Chairman of the Board and Director, Kirby Corporation

Edmond D. Villani*
    Trustee

Robert W. Lear
    Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Edmund R. Swanberg*
    Honorary Trustee

Peter Chin*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

David S. Lee*
    Vice President

Roy C. McKay*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Richard W. Desmond*
    Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.


Investment products and services

    The Scudder Family of Funds                                     Income
    Money market                                                      Scudder Emerging Markets Income Fund
      Scudder Cash Investment Trust                                   Scudder GNMA Fund
      Scudder U.S. Treasury Money Fund                                Scudder Income Fund
    Tax free money market+                                            Scudder International Bond Fund
      Scudder Tax Free Money Fund                                     Scudder Short Term Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Global Income Fund
      Scudder New York Tax Free Money Fund*                           Scudder Zero Coupon 2000 Fund
    Tax free+                                                       Growth
      Scudder California Tax Free Fund*                               Scudder Capital Growth Fund
      Scudder High Yield Tax Free Fund                                Scudder Development Fund
      Scudder Limited Term Tax Free Fund                              Scudder Global Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Small Company Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Gold Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Greater Europe Growth Fund
      Scudder Medium Term Tax Free Fund                               Scudder International Fund
      Scudder New York Tax Free Fund*                                 Scudder Latin America Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Pacific Opportunities Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Quality Growth Fund
    Growth and Income                                                 Scudder Small Company Value Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund
 ------------------------------------------------------------------------------------------------------------------------
    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan*+++ (a variable annuity)                   Profit Sharing and
      401(k) Plans                                                         Money Purchase Pension Plans
 ------------------------------------------------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++
 ------------------------------------------------------------------------------------------------------------------------
 For complete information on any of the above Scudder funds, including management fees and expenses,  call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state and local taxes.  *Not available in all states.  +++A no-load  variable  annuity  contract provided by Charter  National  Life  Insurance  Company and its  affiliate,  offered by  Scudder's  insurance  agencies,
 1-800-225-2470.  #These funds, advised by Scudder,  Stevens & Clark, Inc., are traded on various stock exchanges.  ++For information on Scudder Treasurers  Trust(TM),  an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.



                                                            19

How to contact Scudder

 Account Service and Information:                            Please address all correspondence to:

 For existing account            Scudder Investor               The Scudder Funds
 service and                     Relations                      P.O. Box 2291
 transactions                    1-800-225-5163                 Boston, Massachusetts
                                                                02107-2291
 For personalized                Scudder Automated
 information about your          Information Line (SAIL)
 Scudder accounts;               1-800-343-2890
 exchanges and
 redemptions; or
 information on any
 Scudder fund


 Investment Information:                                     Or Stop by a Scudder Funds Center:

 To receive information about    Scudder Investor            Many  shareholders   enjoy  the  personal,   one-on-one
 the Scudder funds, for          Relations                   service  of the  Scudder  Funds  Centers.  Check  for a
 additional applications and     1-800-225-2470              Funds  Center  near   you--they  can  be  found  in  the
 prospectuses, or for                                        following cities:
 investment questions

 For establishing, 401(k)        Scudder Defined             Boca Raton                   New York
 and 403(b) plans                Contribution                Boston                       Portland, OR
                                 Services                    Chicago                      San Diego
                                 1-800-323-6105              Cincinnati                   San Francisco
                                                             Los Angeles                  Scottsdale

 For information on Scudder Treasurers Trust(TM), an         For information on Scudder Institutional Funds*,
 institutional  cash  management  service  for               funds designed to meet the broad investment management and
 corporations, non-profit organizations and trusts which     service  needs of banks  and other institutions, call:
 utilizes certain  portfolios  of Scudder Fund, Inc.*        1-800-854-8525.
 ($100,000 minimum), call: 1-800-541-7703.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                            SCUDDER DEVELOPMENT FUND


               A Pure No-Load (TM) (No Sales Charges) Mutual Fund
                     Which Seeks Long-Term Growth of Capital
                      by Investing Primarily in Securities
                          of Emerging Growth Companies




--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1995



--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Scudder Development Fund dated November 1, 1995, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                                     TABLE OF CONTENTS
                                                                                                                       Page
                                                                                                                       ----
THE FUND'S INVESTMENT OBJECTIVE AND POLICIES..............................................................................1
   General Investment Objective and Policies..............................................................................1
   Investments Involving Above-Average Risk...............................................................................1
   Investments and Investment Techniques..................................................................................2
   Investment Restrictions...............................................................................................10
   Other Investment Policies.............................................................................................11

PURCHASES................................................................................................................13
   Additional Information About Opening An Account.......................................................................13
   Additional Information About Making Subsequent Investments............................................................13
   Checks................................................................................................................13
   Wire Transfer of Federal Funds........................................................................................14
   Share Price...........................................................................................................14
   Share Certificates....................................................................................................14
   Other Information.....................................................................................................14

EXCHANGES AND REDEMPTIONS................................................................................................14
   Exchanges.............................................................................................................14
   Redemption by Telephone...............................................................................................15
   Redemption by Mail or Fax.............................................................................................16
   Redemption-In-Kind....................................................................................................16
   Other Information.....................................................................................................17

FEATURES AND SERVICES OFFERED BY THE FUND................................................................................17
   The Pure No-Load(TM) Concept..........................................................................................17
   Dividend and Capital Gain Distribution Options........................................................................18
   Diversification.......................................................................................................19
   Scudder Funds Centers.................................................................................................19
   Reports to Shareholders...............................................................................................19
   Transaction Summaries.................................................................................................19

THE SCUDDER FAMILY OF FUNDS..............................................................................................19

SPECIAL PLAN ACCOUNTS....................................................................................................22
   Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
     Self-Employed Individuals...........................................................................................23
   Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals...................23
   Scudder IRA:  Individual Retirement Account...........................................................................23
   Scudder 403(b) Plan...................................................................................................24
   Automatic Withdrawal Plan.............................................................................................24

   Group or Salary Deduction Plan........................................................................................24

   Automatic Investment Plan.............................................................................................25
   Uniform Transfers/Gifts to Minors Act.................................................................................25
   Scudder Trust Company.................................................................................................25

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................................................................25

PERFORMANCE INFORMATION..................................................................................................26
   Average Annual Total Return...........................................................................................26
   Cumulative Total Return...............................................................................................26
   Total Return..........................................................................................................27
   Capital Change........................................................................................................27
   Comparison of Fund Performance........................................................................................27

FUND ORGANIZATION........................................................................................................30



                                                             i

                                                 TABLE OF CONTENTS (continued)
                                                                                                                       Page
                                                                                                                       ----
INVESTMENT ADVISER.......................................................................................................31
   Personal Investments by Employees of the Adviser......................................................................33

TRUSTEES AND OFFICERS....................................................................................................34

REMUNERATION.............................................................................................................36

DISTRIBUTOR..............................................................................................................37

TAXES....................................................................................................................38

PORTFOLIO TRANSACTIONS...................................................................................................41
   Brokerage Commissions.................................................................................................41
   Portfolio Turnover....................................................................................................42

NET ASSET VALUE..........................................................................................................42

ADDITIONAL INFORMATION...................................................................................................43
   Experts...............................................................................................................43
   Shareholder Indemnification...........................................................................................43
   Other Information.....................................................................................................43

FINANCIAL STATEMENTS.....................................................................................................44






















                                                             ii

                  THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

                  (See "Investment objective and policies" and
                   "Additional information about policies and
                     investments" in the Fund's prospectus.)

         Scudder   Development   Fund  (the  "Fund")  is  a  pure   no-load(TM),
diversified, series of Scudder Securities Trust (the "Trust"), an open-end management investment company which continuously offers and redeems its shares at net asset value. It is a company of the type commonly known as a mutual fund.

General Investment Objective and Policies

         Scudder Development Fund seeks long-term growth of capital by investing primarily in securities of emerging growth companies. The Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income.

         The Fund generally invests in equity securities, including common stocks and convertible securities, of relatively small or little-known companies, commonly referred to as emerging growth companies, that the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser") believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

         To help reduce risk, the Fund allocates its investments among many companies and different industries. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

         For temporary defensive purposes the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such cases, the Fund may hold cash, high quality debt securities without equity features, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), or, if unrated, are deemed by the Adviser to be of equivalent quality.

         In addition, the Fund may invest in preferred stocks when management anticipates that the capital appreciation is likely to equal or exceed that of common stocks over a selected time.


         The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer. The Fund may also invest in foreign securities and in restricted securities which may involve greater risks of loss to the Fund than domestic readily marketable securities. In addition, the Fund may engage in strategic transactions.


         Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund is intended to be an investment vehicle for that portion of an investor's assets which can appropriately accept above-average risk and is not intended to provide a balanced investment program to meet all requirements of every investor.

         There is no assurance that the Fund will achieve its objective.

Investments Involving Above-Average Risk

         As opportunities for greater gain frequently involve a correspondingly large risk of loss, the Fund may purchase securities carrying above-average risk. The Fund's shares are believed by the Adviser to be suitable only for those investors who can make such investments without concern for current income and who are in a financial position to assume above-average stock market risks in search of substantial long-term rewards.

         As  stated   above,   the  Fund  may  purchase   securities   involving
above-average risk. For example, the Fund has invested from time to time in relatively new companies but is limited, however, by its non-fundamental policy that it may not invest more than 5% of its total assets in companies that, with their predecessors, have been in continuous operation for less than three years. The Fund's portfolio may also include the securities of small or little-known companies, commonly referred to as emerging growth companies, that the Adviser believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation. Investment risk is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, frequently narrow product lines and relative immaturity. To help reduce risk, the Fund allocates its investments among many companies and different industries.

         The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange.
Consequently, in order to sell this type of holding the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Investments and Investment Techniques

Illiquid and Restricted Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.


         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         The Fund will not invest more than 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws or in repurchase agreements not terminable within seven days.

Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940 ("1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities  in  the  Fund's  portfolio,  or  to  establish  a  position  in  the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAXES.")


Foreign Securities. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities of the same types as the domestic securities in which the Fund may invest when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries.

         Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets for the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through strategic transactions involving currencies.

         To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of the stock markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Fund's investment performance.

Investment Restrictions

         Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

         As a matter of fundamental policy, the Fund may not:

         (1) with respect to 75% of its total assets, taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and except securities of other investment companies;

         (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings;

         (3) purchase or sell real estate; (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

         (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans; or

         (6) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Other Investment Policies

         As a matter of nonfundamental policy, the Fund will not:

         (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

         (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         (d) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (e) invest more than 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 10% of its total assets in restricted securities;

         (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

         (g) buy options on securities or financial instruments unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of the Fund's net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

         (h) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (i) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

         (j) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value), except for temporary or emergency purposes, or borrow other than from banks;

         (k) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value);

         (l) invest more than 20% of its net assets in the securities of foreign issuers;

         (m) purchase from or sell to any of the Fund's officers and trustees, its investment adviser, its principal underwriter or the officers and directors of its investment adviser or principal underwriter, portfolio securities of the Fund;

         (n)      purchase or sell real estate limited partnership interests; or

         (o) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets.

                                    PURCHASES

    (See "Purchases" and "Transaction information" in the Fund's prospectus.)

Additional Information About Opening An Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $1,000 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX, or telephone.


         Shareholders of other Scudder funds who have submitted an account application and have a certified taxpayer identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($1,000 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.


         The minimum initial purchase amount is less than $1,000 under certain special plan accounts.

Additional Information About Making Subsequent Investments


         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.


Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.


         If shares of the Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to the Fund's transfer agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to Scudder Service Corporation (the "Transfer Agent") for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         If purchases or redemptions of Fund shares are arranged and settlement is made at the investor's election through a member of the NASD other than the Distributor, that member may, at its discretion, charge a fee for that service.

         The Board of Trustees and the Distributor each has the right to limit the amount of purchases by and to refuse to sell to any person, and each may suspend or terminate the offering of shares of the Fund at any time.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor.

         The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

        (See "Exchanges and redemptions" and "Transaction information" in the Fund's prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $1,000. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction Information--Redeeming shares--Signature guarantees" in the Fund's prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust, the Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $50,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in certain retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor/executrix, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven days for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-225-5163.

Redemption-In-Kind


         The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Trust is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (see "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.


         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.


         If transactions at any time reduce a shareholder's account balance in the Fund to below $1,000 in value, the Fund may notify the shareholder that, unless the account balance is brought up to at least $1,000, the Fund will redeem all shares and close the account by making payment to the shareholder. The shareholder has sixty days to bring the account balance up to $1,000 before any action will be taken by the Fund. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.) The Trustees have the authority to change the minimum account size.

                    FEATURES AND SERVICES OFFERED BY THE FUND

             (See "Shareholder benefits" in the Fund's prospectus.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

                                Scudder                                   Load Fund with 0.75%     No-Load Fund with
         YEARS            Pure No-Load(TM)Fund      8.50% Load Fund           12b-1 Fee             0.25% 12b-1 Fee
         -----            --------------------      ---------------           ---------             ---------------

           10                  $ 25,937               $ 23,733               $ 24,222               $ 25,354


           15                   41,772                 38,222                 37,698                 40,371


           20                   67,275                 61,557                 58,672                 64,282

         Investors are encouraged to review the fee tables on page 2 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the Prospectus for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

         Your investment represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks of concentrating in fewer securities or in a specific market sector.

Scudder Funds Centers

         Investors may visit any of the Funds Centers maintained by the Distributor. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Prospectus.

Reports to Shareholders

         The Fund issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Fund presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing certain performance and investment highlights of the Fund. Each distribution will be accompanied by a brief explanation of the source of the distribution.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment products and services" in the Fund's prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $1,000 or $500 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.

         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

         Scudder Short Term Global Income Fund seeks to provide high current income from a portfolio of high-grade money market instruments and short-term bonds denominated in foreign currencies and the U.S. dollar.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in investment-grade municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high quality.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

--------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S.
         and foreign issuers. Income is an incidental consideration.

         Scudder   Global  Small  Company  Fund  seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

--------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.


         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans," "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
              Automatic Withdrawal Plan" in the Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for
Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,250 for married couples if one spouse has earned income of no more than $250). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                                           Value of IRA at Age 65
                               Assuming $2,000 Deductible Annual Contribution

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                                        Value of a Non-IRA Account at
                                 Age 65 Assuming $1,380 Annual Contributions
                               (post tax, $2,000 pretax) and a 31% Tax Bracket

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders who currently own shares of the Fund may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.


         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.


Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Scudder Trust Company

         Annual service fees are paid by the Fund to Scudder Trust Company, an affiliate of the Adviser, for certain retirement plan accounts and are included in the fees paid to the Transfer Agent.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   (See "Distribution and performance information--Dividends and capital gains distributions" in the Fund's prospectus.)


         The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. In the past, the Fund has followed the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which the shareholders may claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gains and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to such tax. In certain circumstances the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

         The Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains resulting from Fund investment activity in September as well as in December. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (see "TAXES"), whether made in shares or cash.

                             PERFORMANCE INFORMATION

           (See "Distribution and performance information--Performance information" in the Fund's prospectus.)

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)^(1/n) - 1
         Where:

                   P        =       a hypothetical initial investment of $1,000
                   T        =       Average Annual Total Return
                   n        =       number of years
                   ERV      =       ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         Average Annual Total Return for the periods ended June 30, 1995

            One year                Five years               Ten years
            --------                ----------               ---------
             45.41%                   14.03%                   13.11%

Cumulative Total Return

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative Total Return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):

                                 C = (ERV/P) -1
         Where:

                   C        =       Cumulative Total Return
                   P        =       a hypothetical initial investment of $1,000
                   ERV      =       ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

           Cumulative Total Return for the periods ended June 30, 1995

            One year                Five years               Ten years
            --------                ----------               ---------
             45.41%                   92.76%                  242.71%

Total Return

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

Capital Change

         Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         Quotations of the Fund's performance are historical and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund. Sources of Fund performance information and articles about the Fund include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                                FUND ORGANIZATION

               (See "Fund organization" in the Fund's prospectus.)

         The Fund is a series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into two series, Scudder Development Fund and Scudder Small Company Value Fund. The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of each Fund has equal rights with each other share of that Fund as to voting, dividends and liquidations. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in each Fund's prospectus.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting that individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.

         The Trustees, in their discretion, may authorize the division of shares of the Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes, nor of changing the method of distribution of shares of the Fund.

         The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               INVESTMENT ADVISER

     (See "Fund organization--Investment adviser" in the Fund's prospectus.)

         Scudder, Stevens & Clark, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The firm reorganized from a partnership to a corporation on June 28, 1985.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $11 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

         The Investment Management Agreement (the "Agreement") was last approved by the Trustees of the Fund on September 6, 1995. The Agreement is dated June 9, 1992 and will continue in effect until September 30, 1996 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, the 1940 Act and the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Fund may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         Under the Agreement, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except those for attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees, officers and executive employees of the Fund affiliated with the Adviser and makes available, without expense to the Fund, the services of such directors, officers and employees of the Adviser as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

         For these services the Fund pays the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, 0.95 of 1% of the next $500 million of such net assets, and 0.90 of 1% on such net assets in excess of $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Because of the higher cost of research, this fee is higher than that paid by most other investment companies. The investment advisory fees for the fiscal years ended June 30, 1993, 1994 and 1995 were $7,770,198, $7,239,230 and
$6,050,470, respectively. Net assets as of June 30, 1995 were $727,312,123.

         Under the Agreement, the Fund is responsible for all of its other expenses including: fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses including expenses of issuance, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Agreement requires the Adviser to reimburse the Fund for all or a portion of advances of its management fee to the extent annual expenses of the Fund (including the management fee stated above) exceed the limitations prescribed by any state in which the Fund's shares are offered for sale. Management has been advised that, while most states have eliminated expense limitations, the lowest such limitation is presently 2 1/2% of average daily net assets up to $30 million, 2% of the next $70 million of average daily net assets and 1 1/2% of average daily net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitation. For the fiscal years ended June 30, 1993, 1994 and 1995, expenses of the Fund equaled 1.30%, 1.27% and 1.32%, respectively, of the average net assets of the Fund. Any such fee advance required to be returned to the Fund will be returned as promptly as practicable after the end of the Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year to date expenses to exceed the cumulative pro rata expense limitation at the time of such payment.

         The Agreement also provides that the Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Trustees of the Fund who are not "interested persons" of the Adviser are represented by independent counsel at the Fund's expense.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the Trustees or officers of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                           TRUSTEES AND OFFICERS

                                                                                         Position with
                                                                                         Underwriter,
Name                          Position                                                   Scudder Investor
and Address                   with Fund               Principal Occupation**             Services, Inc.
-----------                   ---------               ----------------------             --------------
Daniel Pierce+*               President and Trustee   Chairman of the Board and          Vice President, Director and
                                                      Managing Director of Scudder,      Assistant Treasurer
                                                      Stevens & Clark, Inc.

Paul Bancroft III             Trustee                 Venture Capitalist and                   --
1120 Cheston Lane                                     Consultant; Retired, President
Queenstown, MD 21658                                  Chief Executive Officer and
                                                      Director of Bessemer Securities
                                                      Corporation

Thomas J. Devine              Trustee                 Consultant                               --
641 Lexington Avenue,
28th Floor
New York, NY 10022

Douglas M. Loudon++*          Vice President and      Managing Director of Scudder,      Senior Vice President
                              Trustee                 Stevens & Clark, Inc.


Dr. Wilson Nolen              Trustee                 Consultant (1989 until present);         --
1120 Fifth Avenue                                     Corporate Vice President of
New York, NY 10128                                    Becton, Dickinson & Company,
                                                      manufacturer of medical and
                                                      scientific products (until June
                                                      1989)


Juris Padegs++#*              Trustee                 Managing Director of Scudder,      Vice President and Director
                                                      Stevens & Clark, Inc.

Dr. Gordon Shillinglaw        Trustee                 Professor Emeritus of                    --
Columbia University                                   Accounting, Columbia University
196 Villard Avenue                                    Graduate School of Business
Hastings-on-Hudson
New York, NY  10706

Robert G. Stone, Jr.          Trustee                 Chairman of the Board and                --
405 Lexington Avenue,                                 Director, Kirby Corporation
39th Floor                                            (inland and offshore marine
New York, NY 10174                                    transportation and diesel
                                                      repairs)

Edmond D. Villani++#*         Trustee                 President and Managing Director          --
                                                      of Scudder, Stevens & Clark, Inc.

Robert W. Lear                Honorary Trustee        Executive-in-Residence, Visiting         --
429 Silvermine Road                                   Professor, Columbia University
New Canaan, CT 06840                                  Graduate School of Business

                                                                 34

                                                                                         Position with
                                                                                         Underwriter,
Name                          Position                                                   Scudder Investor
and Address                   with Fund               Principal Occupation**             Services, Inc.
-----------                   ---------               ----------------------             --------------
Edmund R. Swanberg++          Honorary Trustee        Advisory Managing Director of            --
                                                      Scudder, Stevens & Clark, Inc.

Peter Chin                    Vice President          Principal of Scudder, Stevens &          --
                                                      Clark, Inc.

Jerard K. Hartman++           Vice President          Managing Director of Scudder,            --
                                                      Stevens & Clark, Inc.

Thomas W. Joseph+             Vice President          Principal of Scudder, Stevens &    Vice President, Director,
                                                      Clark, Inc.                        Treasurer and Assistant Clerk

David S. Lee+                 Vice President          Managing Director of Scudder,      President, Director and
                                                      Stevens & Clark, Inc.              Assistant Treasurer

Thomas F. McDonough+          Vice President and      Principal of Scudder, Stevens &    Clerk
                              Secretary               Clark, Inc.

Pamela A. McGrath+            Vice President and      Principal of Scudder, Stevens &          --
                              Treasurer               Clark, Inc.

Roy C. McKay++                Vice President          Managing Director of Scudder,            --
                                                      Stevens & Clark, Inc.

Edward J. O'Connell++         Vice President and      Principal of Scudder, Stevens &    Assistant Treasurer
                              Assistant Treasurer     Clark, Inc.

Kathryn L. Quirk++            Vice President and      Managing Director of Scudder,      Vice President
                              Assistant Secretary     Stevens & Clark, Inc.

Richard W. Desmond++          Assistant Secretary     Vice President of Scudder,         Vice President
                                                      Stevens & Clark, Inc.

Coleen Downs Dinneen+         Assistant Secretary     Vice President of Scudder,         Assistant Clerk
                                                      Stevens & Clark, Inc.

*        Messrs.  Loudon,  Padegs, Pierce and Villani are considered by the Fund and counsel to be persons who are "interested  persons" of the Adviser or of the Fund, within the meaning of the Investment
         Company Act of 1940, as amended.

**       Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

#        Messrs. Padegs and Villani are members of the Executive Committee,  which may exercise all of the powers of the Trustees when they are not in session.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

         The Trustees and officers of the Fund also serve in similar capacities with other Scudder Funds.


         As of September 30, 1995, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) 403,102 shares, or 1.92% of the shares of the Fund outstanding on such date.

         Certain accounts for which the Adviser acts as investment adviser owned 2,689,254 shares in the aggregate, or 12.82% of the outstanding shares on September 30, 1995. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.


         To the best of the Fund's knowledge, as of September 30, 1995, no person owned beneficially more than 5% of the Fund's outstanding shares except as stated above.

                                  REMUNERATION

         Several of the officers and Trustees of the Trust may be officers or employees of the Adviser, or of the Distributor, the Transfer Agent, Scudder Trust Company or Scudder Fund Accounting Corporation, from whom they receive compensation, as a result of which they may be deemed to participate in the fees paid by the Trust. The Trust pays no direct remuneration to any officer of the Trust. However, each of the Trust's Trustees who is not affiliated with the Adviser will be compensated for all expenses relating to Trust business (specifically including travel expenses relating to Trust business.) Each of these unaffiliated Trustees receives an annual Trustee's fee of $4,000 plus $400 for each attended Trustees' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Adviser or any of its affiliates. Each unaffiliated Trustee also receives $150 per committee meeting attended other than those set forth above. For the fiscal year ended June 30, 1995, the Fund paid such Trustees $43,660.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Trustees who receive compensation from the Trust.

Column (2) Aggregate compensation received by a Trustee from all series of the Trust.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. Scudder Securities Trust does not pay its Trustees such benefits.

Column (5) Total compensation received by a Trustee from the Trust plus compensation received from all funds managed by the Adviser for which a Trustee serves. The total number of funds from which a Trustee receives such compensation is also provided in column (5). Generally, compensation received by a Trustee for serving on the board of a closed-end fund is greater than the compensation received by a Trustee for serving on the board of an open-end fund.

                                                   Compensation Table
                                         for the year ended December 31, 1994*
============================ ================================= ================== ================= ==================
            (1)                            (2)                        (3)               (4)                (5)
                                                                  Pension or
                                                                  Retirement                              Total
                                        Aggregate              Benefits Accrued                       Compensation
                                       Compensation             As Part of Fund      Estimated       From the Trust
      Name of Person,                      from                     Complex       Annual Benefits   and Fund Complex
         Position               Scudder Securities Trust**         Expenses       Upon Retirement    Paid to Trustee
============================ ================================= ================== ================= ==================
Paul Bancroft III,                        $8,200                      N/A               N/A             $ 120,238
Trustee                                                                                                 (14 funds)

Thomas J. Devine, Trustee                 $8,200                      N/A               N/A             $ 115,656
                                                                                                        (16 funds)


Dr. Wilson Nolen, Trustee                 $8,200                      N/A               N/A             $ 132,023
                                                                                                        (15 funds)


Dr. Gordon Shillinglaw,                   $9,000                      N/A               N/A              $ 89,570
Trustee                                                                                                 (14 funds)


Robert G. Stone, Jr.,                     $8,200                    $6,289             $6,000           $ 134,438
Trustee                                                                                                 (15 funds)


*        Scudder Small Company Value Fund commenced operations on October 6, 1995.
**       The Trust consists of two funds: Scudder Development Fund and Scudder Small Company Value Fund.

                                   DISTRIBUTOR

         The Trust has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a wholly-owned subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated September 30, 1995 will remain in effect until September 30, 1997 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by a vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement was last approved by the Trustees on September 6, 1995.

         Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in the various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

NOTE: Although the Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund would also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, were adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES

          (See "Distribution and performance information--Dividends and capital gain distributions" and "Transaction information--
     Tax information, Tax identification number" in the Fund's prospectus.)

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforwards.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Proposed regulations have been issued which may allow the Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

         Many futures contracts and certain foreign currency forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

         Positions of the Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

         Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         The Fund is organized as a series of a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible the Adviser places orders for portfolio transactions for the Fund through the Distributor, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable (negotiable in the case of U.S. national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Fund for appraisal purposes; or who supply research, market and statistical information  to  the  Fund  or the  Adviser.  The  term  "research,  market  and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information will only supplement the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         Subject also to obtaining the most favorable net results, the Adviser may place brokerage transactions through the Fund's custodian and a credit against the custodian fee due to the custodian equal to one-half of the commission on any such transaction will be given. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.


         In the fiscal years ended June 30, 1993, 1994 and 1995, the Fund paid brokerage commissions of $1,041,196.41, $644,093 and $543,646, respectively. For the fiscal year ended June 30, 1995, $510,964 (94% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $216,285,278 (93% of all transactions).


         The Trustees intend to review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. Within the past three years no such recapture has been effected.

Portfolio Turnover

         The portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for the fiscal years ended June 30, 1994 and 1995 were 48.3% and 41.6%, respectively.

                                 NET ASSET VALUE

         The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The Financial Highlights of the Fund included in the prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing.

Shareholder Indemnification

         The Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Fund's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the objective and policies of the Fund, and other factors such as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         The name "Scudder Securities Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. No series of the Trust shall be liable for the obligations of any other series. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

         The CUSIP number of the Fund is 811196-10-4.

         The Fund employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian.

         The firm of Dechert Price & Rhoads of Boston is counsel to the Trust.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a wholly-owned subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a wholly-owned subsidiary of the Adviser, is the transfer and dividend paying agent for the Fund. The Fund pays Service Corporation an annual fee for each account maintained for a participant. The fee incurred by the Fund for the year ended June 30, 1995 amounted to $1,131,627, of which $95,011 is unpaid at June 30, 1995.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolio, of Scudder Development Fund, which are included on pages 19 through 26, inclusive, in the Annual Report to the Shareholders of the Fund dated June 30, 1995, together with the Report of Independent Accountants, and Financial Highlights, are incorporated by reference and attached hereto, and are deemed to be a part of this Statement of Additional Information.

Scudder
Development
Fund

Annual Report
June 30, 1995

o Offers opportunities for long-term growth of capital by investing primarily in securities of emerging growth companies.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

This  information  must be  preceded  or  accompanied  by a current  prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

CONTENTS

   2 In Brief


   3 Letter from the Fund's President


   4 Performance Update


   5 Portfolio Summary


   6 Portfolio Management Discussion


  10 Investment Portfolio


  19 Financial Statements


  22 Financial Highlights


  23 Notes to Financial Statements


  27 Report of Independent Accountants


  28 Tax Information


  29 Officers and Trustees


  30 Investment Products and Services


  31 How to Contact Scudder




IN BRIEF




- Scudder Development Fund provided shareholders with a 45.41% total return for the 12 months ended June 30, 1995, outperforming by a wide margin the unmanaged Russell 2000 Growth Index, which returned 25.82%.


                    Comparative Returns Through June 30, 1995

                                   Scudder           Russell 2000
                                   Development Fund  Growth Index

                 One year              45.41%            25.82%

                 6 months              26.44%            15.95%

                 3 months              17.71%             9.92%



- The Fund's technology and healthcare holdings contributed greatly to performance, thanks to steady demand for computer-related software and equipment, and rapid earnings improvements throughout the period.

- The Fund further diversified its holdings during the period with new positions in manufacturing, energy, and regional bank stocks, made possible in part by the sale of several consumer-oriented holdings.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

     The past 12 months have witnessed an extraordinarily strong rise in the net asset value of the Scudder Development Fund. The Fund's total return for the fiscal year ended June 30, 1995, was 45.41% -- almost double that of the unmanaged Russell 2000 Growth Index. This reflects not only the general strength in stock prices but the tremendous gains of stocks in the technology and healthcare industries, which are heavily represented in the portfolio.

     In some ways the past year's performance is a catch-up, given the relative underperformance the technology and healthcare sectors have experienced in the prior year or two. This type of sector rotation is not unusual in the stock market. It is vindication, however, for the patient investor who believes that rapid, above-average earnings growth will eventually be recognized in the marketplace. And while prices have risen dramatically, so have earnings, as evidenced by the table on page 7.

     Longer term, we believe investment prospects around the world are fundamentally positive. In our view, the driver of capital market returns over the next five years will be disinflationary growth, dominated by such forces as technological innovation, deregulation, and monetary restraint. Those industries and companies that contribute to, or are beneficiaries of, this disinflationary environment should offer above-average returns. Fortunately, Scudder Development Fund has a long history of investing in these types of innovative, growth-oriented companies. With an approach to investment management grounded in independent research, your portfolio managers will continue to assess the changing economic landscape to try to identify those investment opportunities that provide financial reward for shareholders with an appropriate level of risk.

     If you have questions about your Fund or your investments, please contact a Scudder Investor Relations representative at 1-800-225-2470. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder Development Fund to help meet your investment needs.

                                             Sincerely,

                                             /s/Daniel Pierce
                                             Daniel Pierce
                                             President,
                                             Scudder Development Fund

Scudder Development Fund
Performance Update as of June 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Development Fund
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of                Average
  6/30/95 $10,000  Cumulative  Annual
--------- -------  ----------  -------
 1 Year  $ 14,541     45.41%    45.41%
 5 Year  $ 19,276     92.76%    14.03%
10 Year  $ 34,271    242.71%    13.11%
20 Year  $172,649  1,726.49%    15.63%

Russell 2000 Growth Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of                Average
  6/30/95 $10,000  Cumulative  Annual
--------- -------  ----------  -------
 1 Year  $ 12,582     25.82%    25.82%
 5 Year  $ 16,676     66.76%    10.76%
10 Year  $ 25,513    155.13%     9.81%
20 Year* $     --        --%       --%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

Scudder Development Fund
Year            Amount
----------------------
85              10000
86              12992
87              13968
88              13220
89              13835
90              17779
91              19613
92              22129
93              27061
94              23568
95              34271

Russell 2000 Growth Index
Year            Amount
----------------------
85              10000
86              13483
87              14319
88              12762
89              14071
90              15300
91              15388
92              16688
93              20100
94              20278
95              25513

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-------------------------------------------------------------------
Returns and Per Share Information
-------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended June 30
----------------------------------

                       1986     1987    1988    1989    1990    1991    1992     1993    1994    1995
                     ---------------------------------------------------------------------------------
Net Asset Value...    $25.12   $25.39  $22.00  $22.54  $26.25  $27.33  $29.92  $34.58  $27.58  $37.35
Income Dividends..    $  .17   $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --
Capital Gains
Dividends.........    $  .92   $ 1.33  $ 1.90  $  .42  $ 2.28  $ 1.23  $  .96  $ 1.70  $ 3.07  $ 2.12
Fund Total
Return (%)........     29.92     7.51   -5.35    4.66   28.50   10.32   12.83   22.28  -12.91   45.41
Index Total
Return (%)........     34.83     6.20  -10.88   10.26    8.72     .58    8.45   20.45     .88   25.82

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. *Index returns not available for this period.

Portfolio Summary as of June 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Equity Securities        99%
Cash Equivalents          1%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors (Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
Technology               29%
Health                   14%       The technology and healthcare sectors
Service Industries       13%       contributed most to the Fund's recent
Consumer Discretionary   11%       strong performance, as investors reacted
Manufacturing            11%       to generally stronger-than-expected
Durables                  6%       earnings gains.
Energy                    6%
Media                     5%
Communications            2%
Other                     3%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. Informix Corp.
        Database management software
 2. American Power Conversion Corp.
        Manufacturer of backup power supply products
 3. Parametric Technology Corp.
        Mechanical design software producer
 4. Atmel Corp.
        Developer and manufacturer of integrated circuits
 5. Cintas Corp.
        Uniform rentals
 6. Fiserv Inc.
        Data processing services
 7. STERIS Corp.
        Manufacturer of sterile processing systems
 8. G&K Services Inc.
        Uniform rentals
 9. Triton Energy Corp.
        Oil and gas exploration
10. SAP AG
        Computer software manufacturer

Several of the Fund's largest holdings returned more than 100% during the year.

For more complete details about the Fund's investment portfolio, see page 10.
A monthly Investment Portfolio Summary is available upon request.

SCUDDER DEVELOPMENT FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Scudder Development Fund produced a total return of 45.41% over the past year ended June 30, far surpassing the 25.82% return of the Russell 2000 Growth Index, its unmanaged benchmark. The Fund also performed well relative to its peers, outpacing the 25.28% average return of the 86 mid-capitalization funds tracked by Lipper Analytical Services, Inc. The tables on page 4 put this recent performance into historical perspective. Over the past three, five, ten and twenty years, the Development Fund has produced strong average annual compounded total returns of 15.70%, 14.03%, 13.11%, and 15.63%, respectively.

         The primary driver of these returns has been a consistent, long-term philosophy to concentrate investments in small- to mid-sized companies that are well-managed and capable of at least 15% earnings growth per annum. Where possible, we try to purchase stocks that have experienced price declines in spite of their fundamental strength. Conversely, we sell holdings that we feel have become overvalued, either due to significant price appreciation or to deteriorating business conditions. Key to the successful implementation of this philosophy has been Scudder's fundamental research into each of the Fund's investments.

                      Healthcare, Technology Stocks Shine

         In the last few months of the period, the economic and investment environment was most conducive and rewarding to technology and healthcare companies -- traditionally, areas where your Fund has had its highest investment concentration. During the first half of 1994, the prices of technology stocks were held back by concerns about inflationary economic growth and a series of interest rate increases that many feared were a threat to continued profitability. Meanwhile, as demand for personal computers soared and the uses for semiconductors multiplied seemingly without limit, technology companies posted record earnings gains. Once interest rates peaked and started down, investors turned their attention to corporate earnings and were encouraged by what they found.

         The resulting price gains over the past several months reflect these underlying earnings increases, with some stocks up over 150% for the 12-month period. Historically, rapid price appreciation of this magnitude has been followed by some amount of profit taking and correction. The enthusiasm accompanying strong market rallies inevitably invites sharp short-term corrections and valuation concerns. However, it is important to note that while this year's advances in stock prices have been extremely rewarding, coming from depressed valuations one year ago, the earnings growth of these companies also has been impressive. The following table provides an example of this phenomenon. The 12-month returns of the Fund's five largest technology holdings are shown beside each company's earnings growth over the same time period.


                   Strong Returns Backed By Expanding Earnings
              (price and earnings increases through June 30, 1995)

                                          Price Change       Earnings Change
                                          ------------       ---------------
 Informix Corp.                               64%                  39%
 Parametric Technology Corp.                 120                   36
 Synopsys Inc.                                67                   86
 Atmel Corp.                                 133                   60
 KLA Instruments Corp.                       106                  109


         A number of medical device companies also demonstrated excellent earnings growth and stock market performance during the period. Prompted in part by the threat of government regulation, the healthcare industry has revolutionized itself in recent years by slashing costs and achieving unprecedented efficiencies. A host of new companies have sprung up to meet the deflationary challenge, and many are successfully establishing niche markets, thereby paving the way toward strong profit growth for some time to come. Companies participating in this trend include PLC Systems (up 150% for the year), the inventor of laser systems used to revascularize human heart muscle; Research Industries (up 188%), a leading producer of disposable plastic components used in open heart surgery; and STERIS Corporation (up 150%), the manufacturer of a patented system for sterilizing surgical equipment without damaging heat.

                Recent Additions Boost Portfolio Diversification

         Despite the Fund's emphasis on the technology and healthcare industries, now representing 43% of assets, our research is generally conducted at the individual company level rather than by sector. Over the years, we have identified what we believe to be strong growth companies in a number of areas outside technology and healthcare. The overall effect of our approach to stock selection has been a relatively broad diversification of assets, which should help dampen price volatility.

         What's more, many of the Fund's investments outside of technology and healthcare performed exceptionally well during the period. Consider, for example, the Fund's two largest investments in the oil industry. Benton Oil and Gas and Triton Energy returned 91.4% and 40.0%, respectively, based upon rapidly expanding oil production from recent discoveries. The regional bank stocks purchased last summer represent another area providing portfolio diversification and superior returns. With interest rates declining and much of the savings from cost cutting behind them, banks have begun acquiring one another in an attempt to boost profits (generally with positive effects on the stocks of those being acquired). One holding, West One Bankcorp, was acquired at a 20% premium to the then-current price in May. Three other regional banks also posted gains of at least 45% during the year: First Security Corp., Magna Group Inc., and First American Corp. We are continually looking for opportunities to expand investments in well-managed regional banks on a selective basis.

         Investments were also recently made in the paper industry at attractive valuations to take advantage of the potential earnings gains that should result from the global shortage of coated paper and pulp. In recent years, the supply of wood pulp for manufacturing paper has diminished as environmental protection has become more widespread and enforceable. The shortage of paper producers is compounded because businesses have been unwilling to invest the huge sums required for this type of manufacturing. Meanwhile, the demand for paper products around the world continues to grow -- particularly in the developing economies of Asia and Latin America -- and prices have risen sharply. Seeking to profit from these trends, we purchased Asia Pacific Resources, an Indonesian producer of pulp, at less than seven times next year's estimated earnings; and Repap Enterprises, a Canadian producer of fine paper, at less than four times next year's estimated earnings.

                 Recent Sales Reflect Gains and Disappointments

         As stock prices rose throughout the period, we took the opportunity to trim our positions in several important holdings. While we remain optimistic in each case, paring back our exposure to these companies enabled us to "lock in" returns and reduce the impact of near-term corrections. Holdings reduced in recent months include STERIS, American Power Conversion, SAP AG, and Parametric Technology. Other holdings were sold during the period where revenues and earnings did not meet our expectations or where general economic and business conditions were likely to impact future earnings negatively, in our opinion.

Among the portfolio's disappointments were Crompton & Knowles, where lackluster earnings were the result of equally lackluster demand for women's apparel (a significant end market for Crompton's dyes); Cygne Designs, where competition among women's apparel suppliers and retailers has squeezed profit margins; and Crestar Financial, located in the Washington, D.C., area, where federal government downsizing could negatively impact the local economy.

                                    Outlook

         Last year's market correction and this year's substantial recovery serve as reminders that stock prices in the short term can be influenced by external variables like interest rates, whereas longer-term results are determined by earnings growth. Likewise, the recent pull-back in technology stock prices underscores the importance of our investment approach: to maintain a consistent long-term investment horizon, have the courage and persistency to stay invested in well-managed companies in spite of short-term price declines, and have the flexibility to sell companies whose underlying fundamentals are deteriorating. Now that investor concern has shifted to the ability of individual companies to produce the earnings expected by analysts and owners, Scudder's research team is working to identify early those companies that may be impacted by economic weakness while at the same time continuing to search for new opportunities.

Sincerely,

Your Portfolio Management Team


/s/Roy C. McKay                          /s/Peter Chin
Roy C. McKay                             Peter Chin


                            Scudder Development Fund:
                          A Team Approach to Investing

     Scudder Development Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Roy C. McKay assumed responsibility for the Fund's day-to-day management when he joined Scudder in 1988. Roy has 29 years of investment experience, with 20 years specializing in small company growth stocks. Peter Chin, who became a Portfolio Manager in 1993, has been with Scudder since 1973, and joined Scudder's small company group in 1986. Peter contributes expertise in manufacturing, service and energy companies.

SCUDDER DEVELOPMENT FUND
INVESTMENT PORTFOLIO  as of June 30, 1995
-------------------------------------------------------------------------------------------------
                  % of  Principal                                                         Market
              Portfolio Amount ($)                                                       Value ($)
-------------------------------------------------------------------------------------------------
                  1.1%  REPURCHASE AGREEMENTS
                       --------------------------------------------------------------------------
                        7,991,000   Repurchase Agreement with Donaldson,
                                      Lufkin & Jenrette dated 6/30/95 at 6.07%,
                                      to be repurchased at $7,995,042 on 7/3/95,
                                      collateralized by a $7,740,000 U.S. Treasury
                                      Note, 8%, 10/15/96 (Cost $7,991,000)...........   7,991,000
                                                                                        ---------
                  0.0%  CONVERTIBLE BONDS
                       --------------------------------------------------------------------------
MEDIA

Broadcasting &
Entertainment             250,000   InTouch Group, Inc. Promissory Note,
                                      8%, 2/1/96 (Cost $250,000)(b)(c)...............     250,000
                                                                                        ---------
                  0.7%  CONVERTIBLE PREFERRED STOCKS
                       --------------------------------------------------------------------------
                         Shares
                       --------------------------------------------------------------------------
MEDIA             0.1%

Broadcasting &
Entertainment             363,637   InTouch Group Inc. "D" * (Interactive
                                      place-based media applications and
                                      information services)(b)(c)....................     909,093
                                                                                        ---------
HEALTH            0.6%

Biotechnology     0.3%  2,857,143   Norian Corp. "D" * (Developer and manufacturer
                                      of a proprietary biomaterial for skeletal
                                      repair)(b)(c)..................................   2,000,000
                                                                                        ---------
Medical Supply &
Specialty         0.3%    125,000   Cardiometrics, Inc. "C" (Manufacturer
                                      and marketer of intravascular Doppler
                                      ultrasound devices for diagnostic and
                                      therapeutic uses)(b)(c)........................     500,000

                          120,000   InterVentional Technologies, Inc. "G"
                                      (Manufacturer of minimally invasive
                                      disposable microsurgical devices and
                                      systems for treatment of cardiovascular
                                      disease)(b)....................................   1,200,000
                                                                                        ---------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                      (Cost $7,700,007)..............................   4,609,093
                                                                                        ---------

The accompanying notes are an integral part of the financial statements.

                                                                                      INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------
                         % of                                                                    Market
                      Portfolio Shares                                                          Value ($)
----------------------------------------------------------------------------------------------------------
                          2.9%    PREFERRED STOCKS
                                --------------------------------------------------------------------------
CONSUMER DISCRETIONARY    1.1%

Specialty Retail                  6,000 Hornbach Holding AG (Do-it-yourself home
                                          improvement retailer)..........................        8,070,289
                                                                                                ----------
TECHNOLOGY                1.8%

Computer Software                10,350 SAP AG (Computer software manufacturer)..........       13,041,816
                                                                                                ----------
                                        TOTAL PREFERRED STOCKS (Cost $5,291,558).........       21,112,105
                                                                                                ----------
                         95.3%     COMMON STOCKS
                                --------------------------------------------------------------------------
CONSUMER DISCRETIONARY    9.6%

Department &
Chain Stores              0.8%  208,250 Men's Wearhouse Inc.* (Discount retailer)........        5,726,875
                                                                                                ----------
Hotels & Casinos          0.5%  107,900 Grand Casinos Inc. (Casino manager)..............        3,816,962
                                                                                                ----------
Recreational Products     1.3%  373,400 Sierra On-Line Inc.* (Developer of
                                          entertainment software)........................        9,335,000
                                                                                                ----------
Restaurants               3.5%  536,200 Cracker Barrel Old Country Stores
                                          (Restaurants and gift stores)..................       11,059,125
                                261,600 Outback Steakhouse Inc.* (Operator of
                                          full-service restaurants)......................        7,553,700
                                143,500 Starbucks Corp.* (High-quality coffee provider)..        5,112,187
                                308,700 Taco Cabana Inc.* (Mexican style restaurant
                                          chain).........................................        1,697,850
                                                                                                ----------
                                                                                                25,422,862
                                                                                                ----------
Specialty Retail          3.5%    2,250 Hornbach Baumarkt AG (German do-it-yourself
                                          home improvement retailer).....................        1,505,043
                                213,600 PETsMART Inc.* (Pet food and supply
                                          superstores)...................................        6,141,000
                                511,900 Sports & Recreation Inc.* (Sports equipment
                                          superstores)...................................        6,718,688
                                299,400 Viking Office Products Inc.* (Direct marketer
                                          of office supplies) ...........................       10,965,525
                                                                                                ----------
                                                                                                25,330,256
                                                                                                ----------
HEALTH                   13.8%

Health Industry Services  1.8%   16,700 American Oncology Resources, Inc. * (Provider
                                          of comprehensive management services to
                                          medical and radiation oncology and
                                          hematology practices).........................           463,425

The accompanying notes are an integral part of the financial statements.
                                      11

SCUDDER DEVELOPMENT FUND
----------------------------------------------------------------------------------------------------------
                        % of                                                                      Market
                     Portfolio   Shares                                                          Value ($)
----------------------------------------------------------------------------------------------------------
                                298,900 CliniCom, Inc. (Developer and installer of
                                          computer-based clinical information systems
                                          for hospitals)....................................     4,931,850
                                218,000 Mid Atlantic Medical Services, Inc.* (Health
                                          care management services).........................     4,033,000
                                142,900 Vivra, Inc. * (Provider of dialysis services).......     3,876,163
                                                                                                ----------
                                                                                                13,304,438
                                                                                                ----------
Hospital Management     0.4%    229,600 Advocat, Inc.* (Operator of nursing homes and
                                          retirement centers)...............................     2,554,300
                                 37,500 OccuSystems Inc. * (Provider of primary care
                                          physician and case management services) ..........       642,187
                                                                                                ----------
                                                                                                 3,196,487
                                                                                                ----------
Medical Supply &
Specialty               8.7%    526,400 Endosonics Corp.* (Manufacturer of imaging
                                          catheters)........................................     5,856,200
                                525,000 Heart Technology Inc.* (Developer,
                                          manufacturer and marketer of devices for
                                          treatment of arteriosclerosis)....................    10,171,875
                                336,500 ICU Medical Inc.* (Designer, manufacturer
                                          and marketer of proprietary disposable
                                          medical products).................................     4,753,062
                                300,000 Immunomedics* (Cancer imaging
                                          therapy)(c).......................................       712,500
                                180,000 PLC Systems Inc.* (Developer, manufacturer
                                          and marketer of medical laser systems)............     1,766,250
                                287,700 Research Industries* (Manufacturer of single-
                                          patient use cardiology medical products)..........     6,617,100
                                337,600 STERIS Corp.* (Manufacturer of sterile
                                          processing systems)...............................    16,373,600
                                100,500 Target Therapeutics, Inc.* (Manufacturer of
                                          disposable medical devices for treatment of
                                          vascular diseases) ...............................     4,422,000
                                493,500 Thermedics Inc.* (Manufacturer of drug
                                          detection instruments, explosives detectors,
                                          and heart assist devices).........................     9,623,250
                                274,333 UroMed Corp.* (Manufacturer of urological/
                                          gynecological medical products)(b)(c).............     1,783,165
                                 89,700 UroMed Corp.* ......................................       728,812
                                                                                                ----------
                                                                                                62,807,814
                                                                                                ----------
Pharmaceuticals         2.9%    568,000 BioChem Pharma, Inc. * (Research and
                                          development of therapeutic products)..............    12,425,000
                                357,143 CIMA Laboratories, Inc. * (Developer of oral
                                          dosage drug products)(b)(c).......................     1,214,286
                                665,400 Noven Pharmaceuticals, Inc.* (Transdermal
                                          drug delivery systems) ...........................     5,156,850

The accompanying notes are an integral part of the financial statements.

                                                                                     INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------
                        % of                                                                      Market
                     Portfolio    Shares                                                         Value ($)
----------------------------------------------------------------------------------------------------------
                                   60,000   R.P. Scherer Corp.* (Manufacturer of drug
                                              delivery system)..............................     2,535,000
                                                                                                ----------
                                                                                                21,331,136
                                                                                                ----------
COMMUNICATIONS          1.7%
Cellular Telephone      0.6%      166,100   CommNet Cellular, Inc.* (Management,
                                              maintenance and financing of cellular
                                              telephone systems throughout the
                                              United States)................................     4,650,800
                                                                                                ----------
Telephone/
Communications          1.1%    5,407,268   Champion Technology * (Paging services
                                              in China).....................................       489,168
                                  125,000   Mobile Telecommunications Technology Corp.*
                                              (Telecommunication and paging services).......     3,421,875
                                   40,000   Mobilemedia Corp.* (Provider of paging services
                                              and other wireless messaging services)........       820,000
                                   82,000   Paging Network, Inc.* (Paging services).........     2,808,500
                                                                                                ----------
                                                                                                 7,539,543
                                                                                                ----------
FINANCIAL               1.6%
Banks                             137,300   Dauphin Deposit Corp. (Commercial banking
                                              in Pennsylvania)..............................     3,329,525
                                   85,000   First American Corp. (Tennessee) (Regional
                                              commercial banking) ..........................     3,049,375
                                   91,700   First Security Corp. (Commercial banking in
                                              western states)...............................     2,567,600
                                  137,200   Magna Group, Inc. (Commercial banking and
                                              financial services)...........................     3,018,400
                                                                                                ----------
                                                                                                11,964,900
                                                                                                ----------
MEDIA                   4.6%
Broadcasting &
Entertainment           2.9%      124,600   Broderbund Software Inc.* (Developer of
                                              entertainment and educational software).......     7,943,250
                                    7,500   Davidson & Associates Inc.* (Developer of
                                              educational software).........................       298,125
                                  299,000   DMX, Inc.* (Provider of cable
                                              audio services)...............................       756,844
                                  100,000   DMX, Inc. "G" * (b)(c)..........................       202,500
                                  170,300   Minnesota Educational Computing Corp.*
                                              (Developer and publisher of educational
                                              software for use by children).................     6,088,225

The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
----------------------------------------------------------------------------------------------------------
                        % of                                                                     Market
                     Portfolio  Shares                                                          Value ($)
----------------------------------------------------------------------------------------------------------
                                300,000 Sanctuary Woods Multimedia Inc.* (Leading
                                          developer of family-oriented entertainment
                                          and educational CD-ROM titles)....................    1,537,500
                                800,000 Sanctuary Woods Multimedia Inc.*(c).................    4,100,000
                                                                                               ----------
                                                                                               20,926,444
                                                                                               ----------
Cable Television         0.8%   599,420 Century Communications Corp. "A"* (Owner
                                          and operator of cable TV systems).................    5,619,562
                                                                                               ----------
Print Media              0.9%   121,200 Scholastic Corp.* (Leading publisher and
                                          distributor of educational books, videos and
                                          computer software)................................    6,575,100
                                                                                               ----------
SERVICE INDUSTRIES      12.9%

EDP Services             5.3%   600,000 Fiserv Inc.* (Data processing services).............   16,875,000
                                497,500 Pyxis Corp.* (Manufacturer of point-of-use
                                          distribution systems) ............................   11,255,938
                                501,200 Systems & Computer Technology Corp.*
                                          (Computer software for educational institutions)..   10,024,000
                                                                                               ----------
                                                                                               38,154,938
                                                                                               ----------
Investment               1.5%   414,500 Pioneer Group Inc. (Fund management
                                          company owning major gold producer in
                                          Ghana)............................................   11,139,687
                                                                                               ----------
Miscellaneous
Commercial Services      6.1%   342,000 BI Inc.* (Manufacturer of and service provicer
                                          for house arrest electronic monitoring systems)...    2,265,750
                                 98,000 Career Horizons Inc.* (Temporary help service
                                          for business and healthcare)......................    1,862,000
                                600,000 Cintas Corp. (Uniform rentals)......................   21,300,000
                                 67,100 Copart, Inc.* (Auctioner of damaged vehicles
                                          for insurance companies)..........................    1,526,525
                                  9,722 Education Alternatives Inc.* (Provider of school
                                          management consulting services and
                                          developer of various educational
                                          products)(b)(c) ..................................       95,276
                                796,650 G&K Services Inc. "A" (Uniform rentals).............   15,534,675
                                 69,300 RTW, Inc.* (Provider of comprehensive managed
                                          care products and services for workers'
                                          compensation programs)............................    1,264,725
                                120,000 Strategic Distribution, Inc.* (In-plant distributor
                                          of parts and supplies)............................      510,000
                                                                                               ----------
                                                                                               44,358,951
                                                                                               ----------

The accompanying notes are an integral part of the financial statements.

                                                                                               INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                            % of                                                                          Market
                         Portfolio    Shares                                                             Value ($)
-------------------------------------------------------------------------------------------------------------------
DURABLES                     6.1%

Telecommunications
Equipment                              134,600  Ascend Communications, Inc.* (Developer and
                                                  producer of a variety of high-speed wide
                                                  area network access products)......................    6,797,300
                                        65,600  Cascade Communications Corp.* (Designer
                                                  and developer of multi-service wide area
                                                  network switches)..................................    2,837,200
                                       107,000  Digital Link Corp.* (Manufacturer of digital
                                                  access products) ..................................    3,022,750
                                        89,300  Shiva Corp.* (Developer and manufacturer of
                                                  hardware and software products that enable
                                                  remote connectivity to enterprise networks)........    3,862,225
                                       160,400  Stratacom, Inc.* (Manufacturer of switching
                                                  systems for wide area networks)....................    7,819,500
                                       249,800  Summa Four Inc.* (Manufacturer and
                                                  distributor of telecommunication switching
                                                  systems)...........................................    7,056,850
                                        40,000  Tellabs, Inc.* (Manufacturer of voice data
                                                  communication equipment)...........................    1,925,000
                                        96,027  U.S. Robotics Corp.* (Designer and
                                                  manufacturer of high performance data
                                                  communication products and systems)................   10,466,943
                                                                                                        ----------
                                                                                                        43,787,768
                                                                                                        ----------
MANUFACTURING               10.9%

Containers & Paper           2.1%       80,100  Aptargroup, Inc. (Manufacturer of
                                                  packaging equipment components)....................    2,573,213
                                       617,900  Asia Pacific Resources International
                                                  Holdings Ltd.* (Manufacturer of rayon
                                                  fiber for Asian textile markets, owner of world's
                                                  leading paper pulp mill)...........................    5,638,338
                                       628,700  Repap Enterprises, Inc.* (Worldwide
                                                  manufacturer of various types of paper)............    4,872,425
                                        50,000  Sealed Air Corp.* (Protective packaging
                                                  material)..........................................    2,200,000
                                                                                                        ----------
                                                                                                        15,283,976
                                                                                                        ----------
Diversified Manufacturing    0.5%      144,100  Duracraft Corp.* (Manufacturer of household
                                                  products)..........................................    3,854,675
                                                                                                        ----------
Electrical Products          3.4%    1,090,200  American Power Conversion Corp.*
                                                  (Manufacturer of backup power supply
                                                  products)..........................................   24,938,325
                                                                                                        ----------

The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
----------------------------------------------------------------------------------------------------------
                        % of                                                                       Market
                     Portfolio  Shares                                                           Value ($)
----------------------------------------------------------------------------------------------------------
Industrial Specialty     2.1%   140,400 Itron, Inc.* (Manufacturer of meter reading
                                          instruments for utilities).......................      4,387,500
                                485,100 Lydall, Inc.* (Engineered fiber materials).........     10,672,200
                                                                                                ----------
                                                                                                15,059,700
                                                                                                ----------
Machinery/Components/
Controls                 0.8%   352,700 Medar Inc.* (Manufacturer of quality control
                                          equipment).......................................      3,218,388
                                 40,000 Nordson Corp. (Industrial application equipment)...      2,180,000
                                                                                                ----------
                                                                                                 5,398,388
                                                                                                ----------
Office Equipment/
Supplies                 2.0%   429,600 Danka Business Systems PLC (ADR)
                                          (Distributor of office equipment)................     10,390,950
                                162,800 Encad, Inc.* (Manufacturer of large format
                                          color inkjet printers)...........................      4,395,600
                                                                                                ----------
                                                                                                14,786,550
                                                                                                ----------
TECHNOLOGY              26.8%

Computer Software       13.2%   200,000 Autodesk, Inc. (Computer-aided design and
                                          drafting)........................................      8,600,000
                                662,250 Cheyenne Software Inc.* (Computer software
                                          and equipment)...................................     12,251,625
                                995,400 Informix Corp.* (Database management
                                          software)........................................     25,258,275
                                216,000 Kurzweil Applied Intelligence* (Developer of
                                          speech recognition software and systems).........        783,000
                                 80,300 MapInfo Corporation* (Developer and supporter
                                          of desktop mapping software and applications,
                                          and geographic and demographic information
                                          products)........................................      2,850,650
                                470,000 Parametric Technology Corp.* (Mechanical
                                          design software producer)........................     23,382,500
                                141,500 Security Dynamics Technologies, Inc.*
                                          (Designer, developer and supporter of a family
                                          of security products used to manage access
                                          to computer-based information resources).........      6,367,500
                                123,900 Softdesk, Inc.* (Designer and supporter of
                                          computer-aided design software for
                                          architecture, engineering and construction
                                          industries)......................................      2,539,950
                                203,700 Synopsys Inc.* (Developer of high level
                                          electronic design software)......................     12,756,713
                                 31,000 UUNET Technologies, Inc.* (Provider of a range
                                          of Internet access options, applications and
                                          consulting services).............................        852,500
                                                                                                ----------
                                                                                                95,642,713
                                                                                                ----------

The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------
                       % of                                                                       Market
                     Portfolio  Shares                                                           Value ($)
----------------------------------------------------------------------------------------------------------
Electronic Components/
Distributors            2.1%    150,400 ITI Technologies, Inc.* (Designer and
                                          manufacturer of wireless security system).........     3,572,000
                                329,000 Three-Five Systems Inc.* (Manufacturer of
                                          opto-electronic components).......................    11,309,375
                                                                                                ----------
                                                                                                14,881,375
                                                                                                ----------
Office/Plant Automation 2.0%    150,500 Cabletron Systems Inc.* (Computer
                                          networking products and services).................     8,014,125
                                166,100 Cognex Corp.* (Manufacturer of machine
                                          vision systems)...................................     6,685,525
                                                                                                ----------
                                                                                                14,699,650
                                                                                                ----------
Precision Instruments   4.0%    162,300 KLA Instruments Corp.* (Developer,
                                          manufacturer and marketer of automated
                                          image processing systems).........................    12,537,675
                                 87,500 Lam Research Corp.* (Manufacturer of
                                          plasma etching equipment).........................     5,600,000
                                294,300 Silicon Valley Group Inc.* (Manufacturer
                                          of equipment for semiconductor industry)..........    10,668,375
                                                                                                ----------
                                                                                                28,806,050
                                                                                                ----------
Semiconductors          5.5%    386,700 Atmel Corp.* (Developer and manufacturer
                                          of integrated circuits) ..........................    21,413,513
                                 62,600 Paradigm Technology Inc.* (Designer,
                                          manufacturer and marketer of high speed,
                                          high density SRAM semiconductor devices)..........     1,404,588
                                 99,600 Tower Semiconductor Ltd. (Manufacturer of
                                          semiconductor integrated circuits on silicon
                                          wafers)...........................................     2,888,400
                                 36,000 Transwitch Corp.* (Developer, marketer and
                                          supporter of integrated digital and
                                          mixed-signal semiconductors for
                                          telecommunication markets)........................       328,500
                                 62,500 Xilinx Inc.* (Supplier of semiconductors)...........     5,875,000
                                161,150 Zilog Inc.* (Manufacturer and marketer of
                                          integrated circuits)..............................     8,037,356
                                                                                                ----------
                                                                                                39,947,357
                                                                                                ----------
ENERGY                  5.7%
Oil & Gas Production    4.5%    270,100 Barrett Resources Corp.* (Oil and gas
                                          exploration and production).......................     6,279,825
                                933,100 Benton Oil & Gas Co.* (Oil and gas exploration,
                                          development and production).......................    12,946,762
                                294,100 Triton Energy Corp. (Oil and gas exploration).......    13,638,888
                                                                                                ----------
                                                                                                32,865,475
                                                                                                ----------

The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------------------
                       % of                                                                      Market
                    Portfolio  Shares                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
Oilfield Services/
Equipment               1.2%    126,100 Global Industries Ltd.* (Pipeline construction,
                                          derrick and diving services for offshore oil
                                          and gas industry)............................           2,805,725
                                461,600 Weatherford International Inc.* (Oilfield
                                          equipment and services)......................           5,885,400
                                                                                                -----------
                                                                                                  8,691,125
                                                                                                -----------
TRANSPORTATION          0.5%

Trucking                        227,600 Celadon Group Inc.* (Long-haul trucking
                                          services)....................................           3,470,900
                                                                                                -----------
OTHER                   1.1%            Miscellaneous Securities.......................           8,265,911
                                                                                                -----------
                                        TOTAL COMMON STOCKS (Cost $429,551,204)........         691,581,693
                                                                                                -----------

-----------------------------------------------------------------------------------------------------------

                                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                                          (Cost $450,783,769)(a).......................         725,543,891
                                                                                                ===========

  *  Non-income producing security.

(a) The cost for federal income tax purposes was $452,311,805. At June 30, 1995, net unrealized appreciation for all securities based on tax cost was $273,232,086. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $298,828,756 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,596,670.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees. The cost of these securities at June 30, 1995, aggregated $12,375,768. See Note A of the Notes to Financial Statements.

(c) Restricted Securities - securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at June 30, 1995 is as follows:

     Security                           Acquisition Date                Cost ($)
     --------                           ----------------                --------
     Cardiometrics, Inc. "C"                 4/26/93                     500,000
     CIMA Laboratories Inc.                   1/7/94                   2,500,000
     DMX, Inc.                               8/23/93                     435,625
     Education Alternatives Inc.              7/1/93                     240,133
     Immunomedics                             3/4/91                     675,068
     InTouch Group Inc.                      2/14/95                     250,000
     InTouch Group Inc. "D"                  1/20/94                   4,000,007
     Norian Corp. "D"                        4/12/95                   2,000,000
     Sanctuary Woods Multimedia Inc.         1/28/94                   4,000,000
     UroMed Corp.                            9/15/93                   1,250,003


The accompanying notes are an integral part of the financial statements.

                                                             FINANCIAL STATEMENTS
----------------------------------------------------------------------------------

                        STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------

JUNE 30, 1995
----------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $450,783,769)
  (Note A).............................................               $725,543,891
Receivables:
  Investments sold.....................................                  8,435,686
  Fund shares sold.....................................                  4,173,075
  Dividends and interest...............................                     67,880
                                                                      ------------
     Total assets......................................                738,220,532

LIABILITIES
Payables:
  Investments purchased................................ $9,691,576
  Fund shares redeemed.................................    442,978
  Accrued management fee (Note C)......................    566,604
  Other accrued expenses (Note C)......................    207,251
                                                        ----------
     Total liabilities.................................                 10,908,409
                                                                      ------------
Net assets, at market value............................               $727,312,123
                                                                      ============
NET ASSETS
Net assets consist of:
  Unrealized appreciation on:
     Investments.......................................               $274,760,122
     Foreign currency related transactions.............                      8,987
  Accumulated net realized gain........................                 46,245,128
  Shares of beneficial interest........................                    194,748
  Additional paid-in capital...........................                406,103,138
                                                                      ------------
Net assets, at market value............................               $727,312,123
                                                                      ============
NET ASSET VALUE, offering and redemption price per
  share ($727,312,123 / 19,474,819 outstanding
  shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized)...............                     $37.35
                                                                            ======


The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------

YEAR ENDED JUNE 30, 1995
------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $11,058)....                $  1,525,525
Interest................................................                     363,559
                                                                        ------------
                                                                           1,889,084
Expenses:
Management fee (Note C).................................  $  6,050,470
Services to shareholders (Note C).......................     1,320,362
Custodian and accounting fees (Note C)..................       195,600
Trustees' fees (Note C).................................        43,660
Reports to shareholders.................................       251,944
Auditing................................................        52,115
State registration......................................        35,705
Legal...................................................        24,709
Other...................................................        71,683     8,046,248
                                                          --------------------------
Net investment loss.....................................                  (6,157,164)
                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
    TRANSACTIONS
Net realized gain (loss) from:
    Investments.........................................    58,077,037
    Foreign currency related transactions...............        (9,571)   58,067,466
                                                          ------------
Net unrealized appreciation during the period on:
    Investments.........................................   180,154,581
    Foreign currency related transactions...............         8,987   180,163,568
                                                          --------------------------
Net gain on investment transactions.....................                 238,231,034
                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....                $232,073,870
                                                                        ============


The accompanying notes are an integral part of the financial statements.

                                                                FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------

                        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------

                                                             YEARS ENDED JUNE 30,
                                                        -----------------------------
INCREASE (DECREASE) IN NET ASSETS                            1995           1994
-------------------------------------------------------------------------------------
Operations:
Net investment loss.................................    $  (6,157,164)  $  (6,685,599)
Net realized gain from investment transactions......       58,067,466      74,717,985
Net unrealized appreciation (depreciation) on
    investment transactions during the period.......      180,163,568    (148,042,293)
                                                        -------------   -------------
Net increase (decrease) in net assets resulting
    from operations.................................      232,073,870     (80,009,907)
                                                        -------------   -------------
Distributions to shareholders from net realized
    gains from investments ($2.12 and
    $3.07 per share, respectively)..................      (41,498,116)    (67,981,079)
                                                        -------------   -------------
Fund share transactions:
Proceeds from shares sold...........................      260,652,295     321,444,546
Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...................................       39,673,233      64,939,143
Cost of shares redeemed.............................     (309,316,368)   (513,441,752)
                                                        -------------   -------------
Net decrease in net assets from
    Fund share transactions.  ......................       (8,990,840)   (127,058,063)
                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS...................      181,584,914    (275,049,049)
Net assets at beginning of period...................      545,727,209     820,776,258
                                                        -------------   -------------
NET ASSETS AT END OF PERIOD.........................    $ 727,312,123   $ 545,727,209
                                                        =============   =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period...........       19,787,452      23,737,608
                                                        -------------   -------------
Shares sold.........................................        8,524,177       9,715,584
Shares issued to shareholders in reinvestment
    of distributions................................        1,371,263       1,904,190
Shares redeemed.....................................      (10,208,073)    (15,569,930)
                                                        -------------   -------------
Net decrease in Fund shares.........................         (312,633)     (3,950,156)
                                                        -------------   -------------
Shares outstanding at end of period.................       19,474,819      19,787,452
                                                        =============   =============


The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                        YEARS ENDED JUNE 30, (a)
                            -------------------------------------------------------------------------------------------------------
                            1995(b)   1994(b)   1993(b)     1992(b)     1991(b)    1990(b)    1989(b)     1988     1987     1986(b)
                            -------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period................    $27.58    $ 34.58    $29.92     $27.33      $26.25     $22.54     $22.00     $25.39    $25.12    $20.41
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Income from investment
  operations:
  Net investment loss...      (.31)      (.30)     (.27)      (.23)       (.10)      (.08)      (.10)      (.08)     (.07)     (.01)
  Net realized
    and unrealized
    gain (loss) on
    investment
    transactions........     12.20      (3.63)     6.63       3.78        2.41       6.07       1.06      (1.41)     1.67      5.81
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Total from
  investment
  operations............     11.89      (3.93)     6.36       3.55        2.31       5.99        .96      (1.49)     1.60      5.80
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Less distributions:
  From net investment
    income..............        --         --        --         --          --         --         --         --        --      (.17)
  From net realized
    gains on investment
    transactions........     (2.12)     (3.07)    (1.70)      (.96)      (1.23)     (2.28)      (.42)     (1.90)    (1.33)     (.92)
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Total distributions          (2.12)     (3.07)    (1.70)      (.96)      (1.23)     (2.28)      (.42)     (1.90)    (1.33)    (1.09)
                            ------    -------    ------     ------      ------     ------     ------     ------    ------    ------
Net asset value,
  end of period.........    $37.35    $ 27.58    $34.58     $29.92      $27.33     $26.25     $22.54     $22.00    $25.39    $25.12
                            ======    =======    ======     ======      ======     ======     ======     ======    ======    ======
TOTAL RETURN (%)........     45.41     (12.91)    22.28      12.83       10.32      28.50       4.66      (5.35)     7.51     29.92
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
  of period
  ($ millions)..........       727        546       821        700         476        361        275        356       387       359
Ratio of operating
  expenses to
  average
  net assets (%)........      1.32       1.27      1.30       1.30        1.29       1.34       1.32       1.30      1.27      1.25
Ratio of net
  investment
  loss to average
  net assets (%)........     (1.01)      (.91)     (.83)      (.70)       (.40)      (.35)      (.47)      (.44)     (.33)     (.03)
Portfolio turnover
  rate (%)..............      41.6       48.3      49.2       53.5        70.8       40.1       32.0       39.2      23.5      29.4

(a)   All per share and share outstanding amounts through 1986 have been restated to reflect the November 17, 1986, 200% stock dividend.

(b)   Per share amounts have been calculated using the weighted average shares outstanding during the period method.

                                       22

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Development Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $8,154,320 (1.1% of net assets) and have been noted in the investment portfolio as of June 30, 1995.

RESTRICTED SECURITIES. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------


value of restricted securities at June 30, 1995 amounted to $11,766,820 which represents 1.6% of net assets.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to tax equalization and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the year ended June 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $251,720,843 and $312,932,440, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Management Agreement (the "Agreement") with
Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and
 .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities,

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------


instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended June 30, 1995, the fee pursuant to the Agreement amounted to $6,050,470.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1995, the amount charged by SSC aggregated $1,131,627, of which $95,011 is unpaid at June 30, 1995.

Effective March 21, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1995, the amount charged to the Fund by SFAC aggregated $29,935 of which $9,310 is unpaid at June 30, 1995.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1995, Trustees' fees aggregated $43,660.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE TRUSTEES AND SHAREHOLDERS OF SCUDDER DEVELOPMENT FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Development Fund, including the investment portfolio, as of June 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Development Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
August 10, 1995

SCUDDER DEVELOPMENT FUND
TAX INFORMATION
--------------------------------------------------------------------------------


The Fund paid distributions of $2.12 per share from long-term capital gains during its year ended June 30, 1995. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $58,664,154 as capital gain dividends for its fiscal year ended June 30, 1995.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Trustee
Paul Bancroft III
    Trustee; Venture Capitalist and Consultant
Thomas J. Devine
    Trustee; Consultant
Douglas M. Loudon*
    Vice President and Trustee
Wilson Nolen
    Trustee; Consultant
Juris Padegs*
    Trustee
Gordon Shillinglaw
    Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business
Robert G. Stone, Jr.
    Trustee; Chairman of the Board and Director, Kirby Corporation
Edmond D. Villani*
    Trustee
Robert W. Lear
    Honorary Trustee; Executive-in-Residence, Columbia University Graduate School of Business
Edmund R. Swanberg
    Honorary Trustee
Peter Chin*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
David S. Lee*
    Vice President
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Roy C. McKay*
    Vice President
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Richard W. Desmond*
    Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------

                   Money Market                                        Income
                     Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                     Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                   Tax Free Money Market+                                Scudder Income Fund
                     Scudder Tax Free Money Fund                         Scudder International Bond Fund
                     Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                     Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                   Tax Free+                                             Scudder Zero Coupon 2000 Fund
                     Scudder California Tax Free Fund*                 Growth
                     Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                     Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                     Scudder Managed Municipal Bonds                     Scudder Global Fund
                     Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                     Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                     Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                     Scudder New York Tax Free Fund*                     Scudder International Fund
                     Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                     Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                     Scudder Quality Growth Fund
                     Scudder Balanced Fund                               Scudder Value Fund
                     Scudder Growth and Income Fund                      The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------

                     IRAs                                                403(b) Plans
                     Keogh Plans                                         SEP-IRAs
                     Scudder Horizon Plan+++* (a variable annuity)         Profit Sharing and Money Purchase
                     401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------

                     The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                     The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                     The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                     The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                         Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------

                   Scudder Institutional Fund, Inc.
                   Scudder Fund, Inc.
                   Scudder Treasurers Trust(TM)++
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.


                                       30

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                   For existing account service and transactions SCUDDER INVESTOR RELATIONS
                                   1-800-225-5163

                                   For account updates, prices, yields,
                                   exchanges, and redemptions
                                   SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                   1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                   To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions SCUDDER INVESTOR RELATIONS
                                   1-800-225-2470

                                   For establishing 401(k) and 403(b) plans
                                   SCUDDER DEFINED CONTRIBUTION SERVICES
                                   1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                   THE SCUDDER FUNDS
                                   P.O. BOX 2291
                                   BOSTON, MASSACHUSETTS
                                   02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                   Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                                   Boca Raton           New York
                                   Boston               Portland, OR
                                   Chicago              San Diego
                                   Cincinnati           San Francisco
                                   Los Angeles          Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                   For information on Scudder               For information on Scudder
                                   Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                   cash management service for              designed to meet the broad
                                   corporations, non-profit                 investment management and
                                   organizations and trusts that uses       service needs of banks and
                                   certain portfolios of Scudder Fund,      other institutions, call
                                   Inc.* ($100,000 minimum), call           1-800-854-8525.
                                   1-800-541-7703.
-------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

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                                       31

Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.